EXHIBIT 32.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Vanda Pharmaceuticals Inc., (the Company), does hereby certify, to the best of such officer’s knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2006 (the Form 10-K) of the Company fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  MIHAEL H. POLYMEROPOULOS
Mihael H. Polymeropoulos
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: March 16, 2007

/s/  STEVEN A. SHALLCROSS
Steven A. Shallcross
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: March 16, 2007

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission (SEC) or its staff upon request.